UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2023

STORE Capital LLC

(STORE Capital LLC as successor by merger to STORE Capital Corporation)

(Exact name of registrant as specified in its charter)

Delaware	001-36739	88-4051712
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8377 East Hartford Drive, Suite 100

Scottsdale, AZ 85255

(Address of Principal Executive Offices, Including Zip Code)

(480) 256-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 8, 2023, STORE Capital LLC (the “Company”), KeyBank National Association, as administrative agent (the “Administrative Agent”), and the lenders party thereto, entered into an incremental amendment no. 1 (the “Amendment”) to the Credit Agreement, dated as of February 3, 2023 (the “Unsecured Credit Agreement”), by and among the Company, the other lenders identified therein, and the Administrative Agent. The Amendment provided for increases to the outstanding unsecured revolving and term loan facilities under the Unsecured Credit Agreement in an aggregate principal amount of $350 million, consisting of (i) increases to the commitments under the revolving credit facility in an amount of $150 million and (ii) increases to the term loan in an amount of $200 million. The Company used the proceeds from the term loan increases, cash on hand, and revolving facility draws to pay down $515 million in aggregate principal amount of indebtedness under the Credit Agreement, dated as of February 3, 2023 (the “Credit Agreement”), by and among the Company, Credit Suisse AG, Cayman Islands Branch, Citibank, N.A., and the other lenders identified therein.

In connection with the Amendment, the $200 million in term loan was effectively converted to a fixed rate of 5.17% for the remaining term of the loan, through the use of an interest rate swap.

The Unsecured Credit Agreement and the Credit Agreement, which were filed as Exhibit 10.3 and Exhibit 10.1 to the Company’s Current Report on Form 8-K with the Securities and Exchange Commission on February 3, 2023, respectively, are incorporated by reference herein.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this Current Report on Form 8-K regarding the financial obligations of the Company under the Unsecured Credit Agreement as amended by the Amendment is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description

10.1	Incremental Amendment No. 1, dated as of March 8, 2023, by and among STORE Capital LLC, KeyBank National Association, as Administrative Agent, and the other lenders identified therein.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STORE Capital LLC
(as successor by merger to STORE Capital Corporation)

Dated: March 14, 2023

	By:	/s/ Chad A. Freed
Chad A. Freed Executive Vice President - General Counsel